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                                                                   Exhibit 10.28


                                 PROMISSORY NOTE



$___________                                                 _____________, 2000


         FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Lender"), at the Lender's office located at 1700 Old Meadow Road, McLean, Virginia 22102, or at such other place as the Lender may designate, in lawful money of the United States, the principal sum of ______________, or so much thereof as may remain outstanding, together with interest thereon at the rate set forth below.

         The outstanding principal amount of this Note shall be due and payable in full, together with all accrued and unpaid interest thereon, on the earlier of (i) 5 years from the date hereof, (ii) 60 days following the date the undersigned voluntarily terminates employment with the Lender for any reason other than death or permanent disability (except as set forth in clause (vi) below), (iii) 90 days after the date on which the Lender terminates the undersigned's employment with the Lender for any reason other than cause (as determined by the Lender), (iv) 180 days after the undersigned's employment with the Lender terminates by reason of death or permanent disability, (v) 5 years from the date hereof if the undersigned's employment with the Lender or any of its successors-in-interest is terminated within 1 year following a change of control of the Lender, or (vi) immediately (A) if the undersigned's employment with the Lender is terminated for cause (as determined by the Lender), or (B) if the undersigned voluntarily terminates employment with the Lender or any reason other than death or permanent disability at any time during the 12 months following the date hereof (such date being the "Payment Date").

         Interest will be charged on the unpaid principal balance of this Note from the date hereof until paid in full at a rate (computed on the basis of a 365-day year and applied to the actual number of days elapsed) equal to Six percent (6%) per annum, compounded quarterly. Accrued and unpaid interest shall be due and payable on the Payment Date.

         This Note may be prepaid, in whole or in part, at the option of the undersigned at any time and from time to time without premium or penalty upon 30 days prior written notice to the Company.


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         As security for amounts payable under this Note, the undersigned has duly executed and delivered the Pledge Agreement, pledging certain Collateral (as defined therein). This Note, however, is with full recourse to the undersigned, and the Lender shall be entitled to look personally to the undersigned, in addition to the Collateral, for satisfaction of the obligations hereunder.

         The occurrence of either of the following events shall constitute an "Event of Default" hereunder: (1) failure to pay when due the principal of or interest accrued on this Note or any other sum payable hereunder (whether upon demand, upon maturity, upon any installment payment date, upon acceleration or otherwise) and the continuance of such failure for more than ten (10) days; or
(2) the occurrence of an Event of Default under and as defined in the Pledge Agreement.

         Upon the occurrence of an Event of Default, the entire principal sum of this Note and all accrued and unpaid interest thereon shall immediately become due and payable at the option of the Lender, without demand or notice. In addition thereto, and not in substitution therefor, the Lender shall be entitled to exercise any one or more of the rights and remedies exercisable under the Pledge Agreement or provided by applicable law, or otherwise. No failure to exercise or delay in exercising said election or to pursue such other remedies shall constitute a waiver of such election or such other remedies or of the right to exercise the same in the event of any subsequent Event of Default hereunder. No single or partial exercise by the holder hereof of any right hereunder, under the Pledge Agreement or otherwise shall preclude any other or further exercise thereof or of any other rights. The undersigned hereby waives presentment, demand, notice of dishonor, and protest and all other demands and notices in connection with the execution, delivery and performance of this Note, including the benefits of any homestead or similar exemption.

         This Note may be extended or renewed and the time of payments hereunder may be extended at any time at the option of the Lender without notice to or consent of any person bound hereon or who has assumed the obligations hereof and without affecting the liability of such person.

         The undersigned promises to pay, on demand, all costs and expenses (including without limitation all reasonable attorneys' fees and disbursements) incurred in connection with the collection hereof or in the protection or realization of any collateral now or hereafter given as security for the repayment hereof.



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         Whenever used herein, the term "undersigned" shall be deemed to include the heirs, successors and assigns of the undersigned and this Note shall inure to the benefit of the Lender and its successors and assigns.

         This Note is hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the amount paid or agreed to be paid to the holder hereof for the use, forbearance or detention of money hereunder exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof or thereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity.

         This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to its conflicts of laws principles.

         IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the date first written above.



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